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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  May 10, 2006
                Date of Report (Date of earliest event reported)

                              SUN COMMUNITIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    MARYLAND
                 (State or Other Jurisdiction of Incorporation)

              1-12616                                  38-2730780
     (Commission File Number)             (IRS Employer Identification No.)

               27777 FRANKLIN ROAD
            SUITE 200 SOUTHFIELD, MI                           48034
     (Address of Principal Executive Office)                 (Zip Code)

                                  248-208-2500
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   OTHER EVENTS.

On May 10, 2006, Sun Communities, Inc. (the "Company") issued a press release, filed as Exhibit 99.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits.

EXHIBIT #   DESCRIPTION
---------   ---------------------------------
99.1        Press Release issued May 10, 2006

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Sun Communities, Inc.


Date: May 10, 2006                    By: /s/ Jeffrey P. Jorissen
                                          --------------------------------------
                                          Jeffrey P. Jorissen,
                                          Executive Vice President, Treasurer,
                                          Chief Financial Officer, and Secretary

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                                  EXHIBIT INDEX

EXHIBIT #   DESCRIPTION
---------   ---------------------------------
99.1        Press Release issued May 10, 2006